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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        October 25, 1997
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

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COLLECTIONS:                                                                                    For Month of:
                                                                                                September 1997
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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        October 25, 1997
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COLLECTIONS:                                                                                    For Month of:
                                                                                                September , 1997
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Principal Collections: Total Pool                                                               $391,085,319.64

Interest Collections
         Regular Pool                                                                             $4,031,124.13
         Concentration Pool                                                                         $288,025.28
              ==============================                                                    ===============
              Interest Collections: Total Pool                                                    $4,319,149.41

Investment Proceeds
         Regular Pool                                                                               $417,958.62
         Concentration Pool                                                                          $15,726.02
              ==============================                                                    ===============
               Total Investment Proceeds:  Total Pool                                               $433,684.64

Series 1996-1: Yield Supplement Deposit Amount                                                            $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                               Calculated as of
              month using recalculated prior month ending balances.)                            August 31, 1997
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               65.55%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               34.45%
         Concentration Pool
              Series 1995-1                                                                              100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               60.39%
              Series 1996-1                                                                                0.00%
              Series 1996-2                                                                               32.24%
         Concentration Pool
              Series 1995-1                                                                               74.85%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               na
              Series 1996-1                                                                               na
              Series 1996-2                                                                               na
         Concentration Pool
              Series 1995-1                                                                               na

Excess Transferor Percentage
         Regular Pool                                                                                      2.00%
         Concentration Pool                                                                                2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                   As of last day of:
                                                                                                September , 1997
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Series 1994-1 Initial Principal Amount: Class A                                                 $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                  $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                              $48,573,535.75
Series 1994-1 Principal Distributed to Investors                                                          $0.00
Series 1994-1 Principal Funding Account Balance                                                           $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1994-1 Invested Amount                                                                   $284,426,464.25
Series 1994-1 outstanding Principal Balance                                                     $333,000,000.00

Series 1995-1 Initial Principal Amount                                                           $25,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1995-1 Principal Distributed to Investors                                                          $0.00
Series 1995-1 Principal Funding Account Balance                                                           $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1995-1 Invested Amount                                                                    $25,000,000.00
Series 1995-1 outstanding Principal Balance                                                      $25,000,000.00

Series 1996-1 Initial Funded Amount                                                              $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                               $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                           $50,000,000.00
Series 1996-1 Funded Amount                                                                               $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                       $0.00
Series 1996-1 Principal Distributed to Investors                                                          $0.00
Series 1996-1 Principal Funding Account Balance                                                           $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-1 Invested Amount                                                                             $0.00
Series 1996-1 outstanding Principal Balance                                                               $0.00

Series 1996-2 Initial Principal Amount: Class A                                                 $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                   $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                              $23,131,274.94
Series 1996-2 Principal Distributed to Investors                                                          $0.00
Series 1996-2 Principal Funding Account Balance                                                           $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                           $0.00
Series 1996-2 Invested Amount                                                                   $151,868,725.06
Series 1996-2 outstanding Principal Balance                                                     $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                As of:
                                                                                                September 30, 1997
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Series 1994-1: Class A                                                                                     1.00000000
Series 1994-1: Class B                                                                                     1.00000000
Series 1996-2: Class A                                                                                     1.00000000
Series 1996-2: Class B                                                                                     1.00000000
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POOL BALANCE:                                                                                   For Month of:
                                                                                                September , 1997
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Pool Balance, beginning of month
         Regular Pool                                                                           $471,969,935.03
         Concentration Pool                                                                      $30,157,694.93
              ==============================                                                    ===============
              Total Pool                                                                        $502,127,629.96

Pool Balance, end of month
         Regular Pool                                                                           $470,994,595.19
         Concentration Pool                                                                      $34,479,911.90
              ==============================                                                    ===============
              Total Pool                                                                        $505,474,507.09

Pool Balance, average
         Regular Pool                                                                           $446,953,705.26
         Concentration Pool                                                                      $29,043,384.49
              ==============================                                                    ===============
              Total Pool                                                                        $475,997,089.75
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REGULAR POOL DISTRIBUTIONS                                                                      As of:
                                                                                                October 27, 1997
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                              $1,650,161.11
              Series 1994-1: Class B                                                                 $85,706.67
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                $862,997.22
              Series 1996-2: Class B                                                                 $39,508.33

Regular Pool Transferors Interest                                                                    $80,622.48

Interest Shortfall
              Series 1994-1: Class A                                                                      $0.00
              Series 1994-1: Class B                                                                      $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2: Class A                                                                      $0.00
              Series 1996-2: Class B                                                                      $0.00

Servicing Fee
              Series 1994-1                                                                         $237,051.72
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                         $126,581.52

Reserve Fund Deposit Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                              As of:
                                                                                                October 27, 1997
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Investor Default Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Carry Over Amount
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Amount Distributed not including Excess Distribution to Transferor                                $3,082,629.06

Unreimbursed Charge-off Amounts                                                                           $0.00

Non-use Fee (Series 1996-1)                                                                           $4,444.44
Increased Cost Amounts (Series 1996-1)                                                                    $0.00

Previously waived servicing fee
              Series 1994-1                                                                               $0.00
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                               $0.00

Excess Distributed to Transferor                                                                  $1,362,009.25

Total Distributed                                                                                 $4,449,082.75

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                       $5.20555556
              Series 1994-1 Class B                                                                       $5.35666667
              Series 1996-1                                                                               $0.00000000
              Series 1996-2 Class A                                                                       $5.15222222
              Series 1996-2 Class B                                                                       $5.26777778
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RESERVE FUNDS                                                                                   As of:
                                                                                                October 27, 1997
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Series 1994-1
              Balance                                                                             $1,665,000.00
              Deficiency Amount                                                                           $0.00

Series 1995-1
              Balance                                                                               $187,500.00
              Deficiency Amount                                                                           $0.00

Series 1996-1
              Balance                                                                               $250,000.00
              Deficiency Amount                                                                           $0.00

Series 1996-2
              Balance                                                                               $875,000.00
              Deficiency Amount                                                                           $0.00
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CHARGE OFFS                                                                                     As of:
                                                                                                September 30, 1997
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Defaulted Receivables                                                                                     $0.00
Investor Default Amount                                                                                   $0.00
Deficiency Amount                                                                                         $0.00
Draw Amount                                                                                               $0.00
Investor Charge-Off's                                                                                     $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                        As of:
                                                                                                September 30, 1997
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Required Subordinated Amount
              Series 1994-1                                                                      $18,141,205.41
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $7,138,308.57

Available Subordinated Amount
              Series 1994-1                                                                      $18,141,205.41
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                       $7,138,308.57
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EXCESS RECEIVABLES                                                                              As of:
              To be used in the following month's computations.                                 September 30, 1997
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                     $107,153,702.62
              Finance Hold Receivables                                                            $2,977,300.90
              Auction Advantage Program                                                                   $0.00
              Delayed Payment Program                                                                     $0.00
              Payment Agreements                                                                    $152,400.54

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                     $176,916,077.48
              Finance Hold Receivables                                                                    $0.00
              Auction Advantage Program                                                          $25,273,725.35
              Delayed Payment Program                                                            $10,109,490.14
              Payment Agreements                                                                    $500,000.00

Total unallocated Excess Receivables                                                              $2,977,300.90

Allocated Excess Receivables
              Series 1994-1                                                                       $1,863,636.64
              Series 1995-1                                                                         $146,988.69
              Series 1996-1                                                                               $0.00
              Series 1996-2                                                                         $966,675.57
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DELINQUENCIES                                                                                   As of:
                                                                                                September 30, 1997
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30 Day Delinquencies in excess of $1,000                                                        $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                 As of:
                                                                                                September 30, 1997
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Series 1994-1
              outstanding Principal Balance                                                     $333,000,000.00
              Regular Pool Balance                                                              $470,994,595.19
              Subordination Percentage                                                                     5.50%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                65.55118110%
              Excess Funding Amount                                                              $48,573,535.74

Series 1995-1
              Outstanding Principal Balance                                                      $25,000,000.00
              Concentration Pool Balance                                                         $34,479,911.90
              Subordination Percentage                                                                     9.25%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                               100.000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-1
              outstanding Principal Balance                                                               $0.00
              Regular Pool Balance                                                              $470,994,595.19
              Subordination Percentage                                                                    10.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                 0.00000000%
              Excess Funding Amount                                                                       $0.00

Series 1996-2
              outstanding Principal Balance                                                     $175,000,000.00
              Regular Pool Balance                                                              $470,994,595.19
              Subordination Percentage                                                                     4.00%
              Non Transferor's Percentage                                                                 98.00%
              Series Allocation Percentage                                                                34.44881890%
              Excess Funding Amount                                                              $23,131,274.95
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ASSET COMPOSITION EVENTS:                                                                       For Month of:
                                                                                                September 25, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                                9.33%
              Test Value                                                                                  50.00%
              Event                                                                                     none

Total Pool: 12 month test                                                                                  0.00%
              Test Value                                                                                  25.00%
              Event                                                                                     none

Series 1995-1: 2 month test                                                                                0.00%
              Test Value                                                                                  50.00%
              Event                                                                                     none

Series 1995-1: 12 month test                                                                               0.00%
              Test Value                                                                                  25.00%
              Event                                                                                     none
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SERIES 1995-1 SUBORDINATION:                                                                    For Month of:
                                                                                                September , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                     146,988.69
              Class IV Receivables                                                                         0.00
              Unreviewed Receivables                                                                       0.00
              Rejected Receivables                                                                         0.00

ISA Percentage
               Excess Receivables                                                                        100%
               Class IV Receivables                                                                       25%
               Unreviewed Receivables                                                                     25%
               Rejected Receivables                                                                      100%

Incremental Subordinated Amount: Total                                                               146,988.69

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                     2,548,209.37
              + Incremental Subordinated Amount                                                      146,988.69
                                                                                                   2,695,198.06

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                          6,974,274.33
               - Required Draw Amount (previous DD)                                                       $0.00
               - Reserve Fund w/d (on previous DD)                                                                       -
               + portion of Excess Interest to Transferor (previous DD)                               59,018.55
               - Incremental Subordination Amount (previous DD)                                   (4,240,479.29)
               + Incremental Subordination Amount (current DD)                                       146,988.69
               - Subord % of change in EFA (since previous DD)                                       251,586.35
              Ending ASA:                                                                          2,695,198.06

(4) Reserve Fund Balance                                                                             187,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                        For Month of:
                                                                                                September , 1997
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(1) Available Subordinated Amount (ASA)                                                            2,695,198.06
               Required Subordinated Amount (RSA)                                                  2,695,198.06
               Test Event: ASA less than  RSA                                                           None

(2) Servicer Default                                                                                    None

(3) Principal not Repaid by Expected Final Pmt Date                                                     None
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SERIES 1995-1 MEGADEALERSHIPS                                                                   For Month of:
                                                                                                September , 1997
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Dealership Groups in excess of 30% of Receivables: Group 15                                      $15,739,656.94
Test Value                                                                                        10,343,973.57
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SERIES 1995-1 DISTRIBUTIONS                                                                     As of
                                                                                                October 27, 1997
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Excess Transferor's Percentage x Interest Collections                                                 72,444.70
Monthly Interest to Investors                                                                        142,361.11
Interest Shortfall                                                                                                       -
Monthly Servicing Fee (1%)                                                                            20,833.33
Reserve Fund Deposit Amount                                                                                              -
Investor Default Amount                                                                                                  -
Carry-Over Amount                                                                                                        -
Amount Distributed                                                                                                       -
Unreimbursed  Charge-off Amounts                                                                                         -
Previously waived Servicing Fee                                                                                          -
Excess Interest Distributed to Transferor                                                             68,112.16
              Total Distributed                                                                      303,751.30

Total Distributed to WOFCO                                                                           161,390.19

Charge-offs:
              Defaulted Receivables                                                                                      -
              Investor Default Amount                                                                                    -
              Deficiency Amount                                                                                          -
              Draw Amount                                                                                                -
              Investor Charge-Offs                                                                                       -
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